UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2025

Bitcoin Depot Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3219029
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3343 Peachtree Road NE, Suite 750

Atlanta, GA 30326

(Address of principal executive offices)

(678) 435-9604

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BTM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BTMWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01	Other Events

On November 24, 2025, Bitcoin Depot Inc. (“Bitcoin Depot” or the “Company”) announced a ruling in an arbitration proceeding involving its Canadian subsidiary, BitAccess, Inc. (“BitAccess”), a Canadian corporation acquired by Bitcoin Depot in 2021. The underlying claims were brought in arbitration by Cash Cloud, Inc., a Nevada corporation (“Coin Cloud”) on August 16, 2022, under the rules of the Canadian Arbitration Association (CAA). The claims brought by Coin Cloud allege breaches of the 2020 Master Purchase Agreement between BitAccess and Cash Cloud, Inc., a Nevada corporation including alleged performance failures of BitAccess hardware and software.

Following arbitral hearings that were held in December 2024, and in March, April and October 2025, the arbitral tribunal recently issued its award in favor of Cash Cloud in the amount of $18.47 million. The award represents the full amount of damages found by the tribunal based on Cash Cloud’s claims asserted in the arbitration. BitAccess intends to continue to vigorously defend this matter. BitAccess is seeking to have the award set aside, however, we cannot predict with any degree of certainty the ultimate outcome of the matter.

In addition to the Canadian arbitration described above, Cash Cloud filed a companion action in the United States Bankruptcy Court for the District of Nevada in 2023, Cash Cloud, Inc. v. Lux Vending, LLC, 23-01015-mkn (Bankr. D. Nev.), asserting overlapping allegations relating to the same contractual relationship and the same alleged failures in hardware and software performance. The U.S. Bankruptcy Court action seeks to preserve certain claims that Cash Cloud contends are outside the jurisdiction of the Canadian tribunal and also asserts derivative damages arising from the underlying contractual dispute.

The Company believes the U.S. Bankruptcy Court action is without merit, intends to vigorously defend it, and that it substantially overlaps with the issues already before the Canadian arbitral tribunal. Cash Cloud is seeking damages in the amount of $18.47 million in the U.S. Bankruptcy Court action.

The allegations in the U.S. Bankruptcy Court litigation arise from the same operative facts as the Canadian arbitration and involve the same agreement, the same alleged breaches, and similar claimed damages. We believe that a ruling in the Canadian arbitration—particularly on the scope of the agreement, BitAccess’ contractual obligations, causation, and damages—may limit, make moot, or otherwise materially affect the U.S. Bankruptcy Court proceeding. The Company expects the Canadian forum to be the primary forum for resolution of the dispute.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. Forward-looking statements are any statements other than statements of historical fact, and include, but are not limited to, statements regarding the expectations of plans, the ultimate outcome of litigation or regulatory matters, business strategies, objectives and growth and anticipated financial and operational performance, including our growth strategy and ability to increase deployment of our products and services, our ability to strengthen our financial profile, and worldwide growth in the adoption and use of cryptocurrencies. These forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events. Forward-looking statements are often identified by words such as “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,“ ”plan,“ ”potential,“ ”priorities,“ ”project,“ ”pursue,“ ”seek,“ ”should,“ ”target,“ ”when,“ ”will,“ ”would,” or the negative of any of those words or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. In making these statements, we rely upon assumptions and analysis based on our experience and perception of historical trends, current conditions, and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the business combination; risks relating to the uncertainty of our projected financial information; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; our ability to manage future growth; our ability to develop new products and services, bring them to market in a timely manner and make enhancements to our platform; the effects of competition on our future business; our ability to issue equity or equity-linked securities; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in filings with the Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this press release. We anticipate that subsequent events and developments will cause our assessments to change.

We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where we are expressly required to do so by law. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bitcoin Depot Inc.

Dated: November 24, 2025	By:	/s/ Christopher Ryan
	Name:	Christopher Ryan
	Title:	Chief Legal Officer and Corporate Secretary